As filed with the Securities and Exchange Commission on March 4, 2019

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Jessica Chase, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2018 – December 31, 2018

ITEM 1. REPORT TO STOCKHOLDERS.

Annual Report

DECEMBER 31, 2018

TABLE OF CONTENTS

A Message to Our Shareholders (Unaudited)	1
Performance Chart and Analysis (Unaudited)	6
Schedule of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	20
Additional Information (Unaudited)	21

POLARIS GLOBAL VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS (Unaudited)

DECEMBER 31, 2018

Dear Fellow Shareholder,

The year 2018 was one of contrasts, with the MSCI World Index producing modest single-digit gains or losses in the first three quarters, followed by a precipitous drop in the fourth quarter. In this environment, the Polaris Global Value Fund’s (the “Fund”) annual return was -12.66% vs. the MSCI World Index’s (the “benchmark”) -8.71%.

Underperformance during the year was primarily driven by the Fund’s significant benchmark-relative underweight to the U.S. (34% vs. 62% for the benchmark at year end), during a period in which U.S. stocks performed relatively well, barring the fourth quarter. Results in the U.K. were impacted by ongoing BREXIT concerns, as the March 29, 2019 deadline looms. French companies sensitive to travel and tourism were pressured by the ongoing “yellow vest” riots. Fund holdings in Australia, Japan and Italy were resilient. India and Puerto Rico, two countries not in the MSCI World Index, performed markedly better than the total benchmark return.

The Fund’s overweight position in underperforming cyclical sectors, including consumer discretionary, materials and industrials, also hampered results. Most of the Fund’s industrial and material companies posted strong quarterly earnings for the first three quarters of the year. However, U.S.-China trade tensions started to impact industrial production in the fourth quarter, with sluggish manufacturing output reported in China, the Euro Zone and the U.S. The resultant weaker demand for materials, industrials and commodities caused pricing softness. Defensive holdings in utilities, healthcare and communication services partially offset declines.

	2018					Annualized As of December 31, 2018
	YTD	Q IV	Q III	Q II	Q I	1 Yr	3 Yrs	5 Yrs	10 Yrs	15 Yrs	20 Yrs	ITD
Polaris Global Value Fund	-12.66%	-13.10%	1.72%	1.33%	-2.49%	-12.66%	5.56%	4.37%	11.91%	6.87%	7.97%	9.02%
MSCI World Index	-8.71%	-13.42%	4.98%	1.73%	-1.28%	-8.71%	6.30%	4.56%	9.67%	6.16%	4.39%	6.15%

*	Inception-to-date (Inception 7/31/1989)

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Returns for more than one year are annualized. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month end performance, please call (888) 263-5594.

2018 PERFORMANCE ANALYSIS:

One prevailing theme weaved throughout the portfolio: the majority of our holdings retained their fundamental strength (solid earnings, good management, healthy free cash flow) throughout the year, but projected muted growth due to on-going macro-economic volatility. It is important to note this distinction, as stable well-managed companies may be more likely to better weather a downturn and come back stronger on a market recovery.

In consumer discretionary, L Brands, Inc., owner of Victoria’s Secret (VS) and Bath and Body Works, declined as gross margins at their brick-and-mortar VS stores were lower than expected due to product mix and promotional activity. Carter’s Inc. reported huge sales increases from 2017, authorized a $500 million share repurchase program and upped its quarterly dividends. Yet, the stock fell, and never rebounded, after the company offered lackluster 2018 profit guidance and referenced

1

POLARIS GLOBAL VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS (Unaudited)

DECEMBER 31, 2018

tepid sales following the closure of competitor, Toys “R” Us. U.K. home builders, Taylor Wimpey PLC and Bellway PLC, published strong trading updates, with rising sales rates and healthy order books throughout the year. Toward year-end, Taylor Wimpey warned that the March BREXIT deadline may weigh on consumer confidence; both stocks dropped on the news. South Korea’s Kia Motors Corp. was a highlight in the sector, as the company guided for higher auto shipments in 2019 and is expected to refresh its model lineup.

LANXESS AG, the German specialty chemical company, reported good quarterly results backed by higher selling prices, acquisition synergies and contributions from its U.S. phosphorus additives business. Guidance was equally compelling, but the stock faltered on industry-wide pricing softness in chemicals. French minerals company, Imerys SA, reported solid first, second and third quarter revenues, pointing to increasing operating income and a favorable price-mix in the market. Ongoing U.S. talcum powder lawsuits pressured the stock price. German chemicals giant BASF SE reported higher sales, earnings and volumes/prices across all segments. Higher raw material costs and foreign exchange rate declines masked underlying growth. One positive was the long-expected Linde-Praxair merger, which closed at the end of October. We supported this merger and continue to have an optimistic outlook on the industrial gas industry and the newly formed company, Linde PLC.

In industrials, Babcock International Group PLC reported stable revenue and profit, along with a growing order book and bid pipeline. The company also announced a new 15-year agreement with the U.K. Ministry of Defense. In the fourth quarter, Babcock was the subject of an unverified and poorly-researched short-seller report. This report, from an unidentifiable source, held more sway with investors than actual performance metrics supplied by Babcock.

Fund performance in financials was better than the benchmark, albeit in negative territory. External factors weighed on the sector, ranging from the aforementioned trade wars to interest rate posturing within the Federal Reserve. Ameris Bancorp had robust quarterly earnings and contained expense ratios, but reported increased provisions due to two loan impairments as part of a recent acquisition. Shortly after Ameris placed a moratorium on future acquisitions, the company announced the $750 million purchase of Fidelity Southern Corporation. The in-market deal with prized branch locations in Atlanta proved irresistible to Ameris, but surprised shareholders who sold off the stock. Lower loan growth and investors’ expectations of increasing provisions in the future burdened Capital One stock. Conversely, Puerto-Rican bank, Popular, Inc., was the single best performer in the portfolio. Popular, flush with cash in a post-hurricane rebuild, initiated a $125 million stock buyback plan and completed the purchase of Wells Fargo’s auto-finance business in Puerto Rico. Hannover Re and Munich Re, both German reinsurance companies, reported stronger-than-anticipated quarterly results via increasing premiums. Hannover Re also announced a specialty joint venture with HDI Global SE.

Utilities proved to be a defensive safe haven during the year, contributing most to performance. NextEra Energy, Inc. announced positive quarterly earnings with an increase in net income as well as its renewable project backlog and the completion of an acquisition in Florida. The U.S. utility made huge strides in expanding its solar energy capacity and entered into a four-year supply agreement with Chinese-based solar panel manufacturer, JinkoSolar. The company sought federal permission to operate two nuclear reactors in Florida for an additional 20 years. Japanese utility Kansai Electric Power Co. was bolstered by a slew of positive news. The company restarted its Ohi Unit No. 3 nuclear reactor and won a court battle to continue operation of two of its nuclear reactors. Lastly, Kansai shuttered its crude oil fired Aioi Unit No. 2, effectively lowering fuel costs that will translate to reduced prices and market share gains.

2

POLARIS GLOBAL VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS (Unaudited)

DECEMBER 31, 2018

Sector analysis suggests that information technology performance was generally muted. However, three of the top 10 individual contributors were in this sector: Web.com Group, Inc., Infosys, Ltd. and Microsoft Corp. Web.com’s stock price advanced after it agreed to be acquired by an affiliate of Siris Capital Group in a $2 billion all-cash transaction. Microsoft’s commercial cloud offerings fueled growth, as the company posted greater revenues and operating income. The company’s various platforms, including Azure, LinkedIn, Microsoft 365 and Dynamics 365, also advanced. Microsoft also launched numerous well-received strategic initiatives: product partnership with Walmart; acquisition for GitHub, a collaborative software development platform; and unification of Microsoft’s artificial intelligence and core Windows into one team. IT consulting company, Infosys, continued its turnaround by posting stable quarterly earnings under new CEO Salil Parekh. Infosys’ employee utilization increased to an all-time high of 84.9%, and attrition rates decreased as Mr. Parekh promoted professionals internally.

Merger and acquisition activity dominated portfolio changes during the year, including the aforementioned Linde-Praxair merger and Web.com Group sale. Two other portfolio companies merged, with Cineworld Group PLC purchasing Regal Entertainment Group for $3.6 billion. The Fund also exited Australian energy consulting firm, WorleyParsons, Ltd., and Japan’s Asahi Group Holdings, Ltd. as the companies reached their full valuation targets. A few others were sold due to concerns of fundamental deterioration in an evolving global marketplace.

Sale profits were reallocated to existing holdings as well as a select number of new companies, including: SKF AB; Publicis Groupe AG; two British consumer discretionary companies, Inchcape PLC and Next PLC; and two Korean stocks, Shinhan Financial Group Co., Ltd. and Korean Tobacco & Ginseng Corporation (KT&G). KT&G’s healthy balance sheet stems from a dominant local market position, a growing international and emerging market operation and new products to compete in the “Heat Not Burn” segment. SKF AB is a Swedish bearing and seal manufacturing company, with a product stronghold and footprint in more than 130 countries. Publicis Groupe is a French multinational advertising and public relations company that has quickly adapted its business model to the digital age, besting competitors in this pursuit.

The following table shows the Fund’s asset allocation at December 31, 2018.

	Portfolio Weighting	Energy	Utilities	Materials	Industrials	Consumer Discretionary	Consumer Staples	Health Care	Financials	Info. Tech.	Telecom Services	Real Estate	Cash
N. America	38.5%	1.3%	2.9%	1.2%	2.6%	3.6%	2.7%	5.5%	10.8%	6.3%	1.6%	0.0%	0.0%
Japan	4.7%	0.0%	1.6%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	3.1%	0.0%	0.0%
Other Asia	14.9%	0.0%	0.0%	1.6%	0.0%	2.1%	1.2%	1.2%	4.1%	3.6%	1.3%	0.0%	0.0%
Europe	31.6%	0.0%	0.0%	8.0%	4.8%	5.9%	0.7%	0.7%	6.0%	0.0%	4.7%	0.0%	0.0%
Scandinavia	9.5%	0.0%	0.0%	1.4%	3.9%	0.8%	0.0%	0.0%	4.3%	0.0%	0.0%	0.0%	0.0%
Africa & S. America	1.4%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	1.4%	0.0%	0.0%	0.0%	0.0%
Cash	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Table may not cross foot due to rounding.

3

POLARIS GLOBAL VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS (Unaudited)

DECEMBER 31, 2018

INVESTMENT ENVIRONMENT AND STRATEGY:

In early 2018, Fund management noted a favorable supply-demand balance in sectors like materials and industrials. Trade tensions have started to impact actual industrial activity. Our research is identifying anecdotal evidence of Chinese factory workers sent home for weeks without pay. Activity in the U.S. manufacturing sector expanded at a much slower pace than expected in December, according to the Institute for Supply Management. The silver lining to this situation: the more near-term pain inflicted on various parties, the more likely will be compromises in trade and political negotiations globally. When and if a favorable compromise is reached, investors may anticipate a new period of global economic cooperation. We believe it would be less beneficial to economic growth and investor returns if the world entered a long period wherein policies favor protectionism and strict self-interest. Even in that environment, companies could likely adapt to operate under the local rules and practices in place. Meanwhile, volatility will likely continue and we could see more declines in global markets before conditions improve. In this environment, numerous companies are trading at single-digit multiples to earnings and many stocks are down 20% to 50%. This may be an opportune time to purchase various watch list stocks at attractive prices.

As always, we welcome your questions and comments.

Sincerely,

Bernard R. Horn, Jr., Portfolio Manager

As of December 31, 2018, the Fund’s largest equity holdings and the percentages they represent in the Fund’s portfolio market value were as follows and are subject to change:

Issuer	Percentage of Total Market Value
Linde PLC	3.4%
Anthem, Inc.	1.8%
Microsoft Corp.	1.7%
Cineworld Group PLC	1.7%
Nexon Co., Ltd.	1.7%

Issuer	Percentage of Total Market Value
Hannover Rueck SE	1.6%
Infosys, Ltd., ADR	1.6%
The Kansai Electric Power Co., Inc.	1.6%
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Class R	1.6%
Verizon Communications, Inc.	1.6%

4

POLARIS GLOBAL VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS (Unaudited)

DECEMBER 31, 2018

The Fund’s annual performance as compared to the benchmark has been as follows:

Historical Calendar Year Annual Returns (years ended December 31)

	Polaris Global Value	MSCI World Index
2018	-12.66%	-8.71%
2017	20.61%	22.40%
2016	11.67%	7.51%
2015	1.55%	-0.87%
2014	3.68%	4.94%
2013	36.94%	26.68%
2012	21.00%	15.83%
2011	-8.16%	-5.54%
2010	20.64%	11.76%
2009	35.46%	29.99%
2008	-46.19%	-40.71%
2007	-3.97%	9.04%
2006	24.57%	20.07%
2005	10.52%	9.49%
2004	23.63%	14.72%

	Polaris Global Value	MSCI World Index
2003	47.06%	33.11%
2002	3.82%	-19.89%
2001	2.21%	-16.82%
2000	-5.82%	-13.18%
1999	16.50%	24.94%
1998	-8.85%	24.34%
1997	34.55%	15.76%
1996	23.34%	13.48%
1995	31.82%	20.72%
1994	-2.78%	5.08%
1993	25.70%	22.50%
1992	9.78%	-5.23%
1991	17.18%	18.28%
1990	-11.74%	-17.02%

IMPORTANT INFORMATION

The Fund invests in securities of foreign issuers, including issuers located in countries with emerging capital markets. Investments in such securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. Options trading involve risk and are not suitable for all investors. Fund performance includes reinvestment of dividends and capital gains. During the period, some of the Fund’s fees were waived or expenses reimbursed. In the absence of these waivers and reimbursements, performance figures would be lower. On June 1, 1998, a limited partnership managed by the adviser reorganized into the Fund. The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. The Fund’s performance for the periods before June 1, 1998 is that of the limited partnership and includes the expenses of the limited partnership. If the limited partnership’s performance had been readjusted to reflect the second year expenses of the Fund, the Fund’s performance for all the periods would have been lower. The limited partnership was not registered under the Investment Company Act of 1940 and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

The MSCI World Index, net dividends reinvested measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The MSCI World Index is unmanaged and does include the reinvestment of dividends, net of withholding taxes. One cannot invest directly in an index. The views in this letter were those of the Fund manager as of December 31, 2018 and may not reflect the views of the manager after the publication date. These views are intended to assist shareholders of the Fund in understanding their investment and do not constitute investment advice.

5

POLARIS GLOBAL VALUE FUND

PERFORMANCE CHART AND ANALYSIS (Unaudited)

DECEMBER 31, 2018

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Polaris Global Value Fund (the “Fund”) compared with the performance of the benchmark, MSCI World Index, over the past ten fiscal years. The MSCI World Index captures large and mid cap representation across 23 developed markets countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The total return of the index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the index does not include expenses. The Fund is professionally managed, while the index is unmanaged and is not available for investment.

Comparison of Change in Value of a $10,000 Investment
Polaris Global Value Fund vs. MSCI World Index

Average Annual Total Returns Periods Ended December 31, 2018	One Year	Five Year	Ten Year
Polaris Global Value Fund	-12.66%	4.37%	11.91%
MSCI World Index	-8.71%	4.56%	9.67%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 1.24%. However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 0.99%, through April 30, 2019 (the “Expense Cap”). The Expense Cap may be raised or eliminated only with the consent of the Board of Trustees. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Shares redeemed or exchanged within 180 days of purchase will be charged a 1.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes. For the most recent month-end performance, please call (888) 263-5594 or visit www.polarisfunds.com.

6

POLARIS GLOBAL VALUE FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2018

Shares	Security Description	Value
Common Stock - 100.1%
Australia - 1.5%
156,700	BHP Group PLC, ADR	$6,564,163
Austria - 1.3%
119,600	ANDRITZ AG	5,497,710
Belgium - 1.3%
52,970	Solvay SA, Class A	5,299,482
Canada - 2.6%
132,109	Magna International, Inc.	5,996,773
100,137	Methanex Corp.	4,816,141
		10,812,914
Colombia - 1.4%
637,100	Bancolombia SA	5,963,923
Finland - 1.4%
120,576	Kone Oyj, Class B	5,752,562
France - 5.5%
50,900	Cie Generale des Etablissements Michelin	5,056,228
96,041	Imerys SA	4,619,435
66,707	IPSOS	1,569,862
106,300	Publicis Groupe SA	6,099,403
70,900	Vinci SA	5,850,448
		23,195,376
Germany - 6.9%
66,900	BASF SE	4,629,699
380,642	Deutsche Telekom AG	6,463,305
51,300	Hannover Rueck SE	6,918,048
96,086	LANXESS AG	4,425,638
30,300	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Class R	6,615,175
		29,051,865
India - 1.6%
711,240	Infosys, Ltd., ADR	6,771,005
Ireland - 0.7%
1,332,141	Greencore Group PLC	3,025,741
Israel - 1.2%
321,000	Teva Pharmaceutical Industries, Ltd., ADR (a)	4,949,820
Italy - 0.1%
1,045,169	TREVI - Finanziaria Industriale SpA (a)	360,448

Shares	Security Description	Value
Japan - 4.6%
241,800	KDDI Corp.	$5,788,816
543,500	Nexon Co., Ltd. (a)	7,006,665
446,000	The Kansai Electric Power Co., Inc.	6,714,110
		19,509,591
Norway - 4.1%
366,696	DNB ASA	5,858,909
545,137	SpareBank 1 SR-Bank ASA	5,623,804
148,800	Yara International ASA	5,739,293
		17,222,006
Puerto Rico - 1.5%
131,100	Popular, Inc.	6,190,542
Singapore - 1.5%
341,835	United Overseas Bank, Ltd.	6,162,285
South Korea - 7.4%
24,500	Hyundai Mobis Co., Ltd.	4,171,895
145,200	Kia Motors Corp.	4,385,410
52,900	KT&G Corp.	4,812,108
336,300	LG Uplus Corp.	5,319,676
162,874	Samsung Electronics Co., Ltd.	5,649,062
124,200	Shinhan Financial Group Co., Ltd.	4,407,887
49,300	SK Hynix, Inc.	2,673,104
		31,419,142
Sweden - 4.6%
257,700	Duni AB, Class A	2,852,365
138,703	Loomis AB, Class B	4,475,830
393,300	SKF AB, Class B	5,966,319
569,800	Svenska Handelsbanken AB, Class A	6,319,718
		19,614,232
Switzerland - 3.0%
49,644	Chubb, Ltd.	6,413,012
75,200	Novartis AG	6,429,757
		12,842,769
Thailand - 1.5%
1,539,500	Siam Commercial Bank PCL	6,312,139
United Kingdom - 12.5%
777,486	Babcock International Group PLC	4,848,882
1,295,841	BBA Aviation PLC	3,603,963
171,114	Bellway PLC	5,485,262
2,093,300	Cineworld Group PLC	7,022,491
311,131	Inchcape PLC	2,187,070
91,913	Linde PLC	14,342,105
92,828	Next PLC	4,722,093
660,755	Standard Chartered PLC	5,131,513
3,129,384	Taylor Wimpey PLC	5,434,620
		52,777,999

See Notes to Financial Statements.

7

POLARIS GLOBAL VALUE FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2018

Shares	Security Description	Value
United States - 33.9%
33,900	Allergan PLC	$4,531,074
83,700	ALLETE, Inc.	6,379,614
143,150	Ameris Bancorp	4,533,561
29,200	Anthem, Inc.	7,668,796
153,700	Avnet, Inc.	5,548,570
103,900	Brookline Bancorp, Inc.	1,435,898
72,600	Capital One Financial Corp.	5,487,834
66,651	Carter's, Inc.	5,440,055
169,774	Colony Bankcorp, Inc.	2,478,700
123,000	Dime Community Bancshares, Inc.	2,088,540
185,000	Franklin Resources, Inc.	5,487,100
32,167	General Dynamics Corp.	5,056,974
207,000	Hewlett Packard Enterprise Co.	2,734,470
184,163	International Bancshares Corp.	6,335,207
59,200	JPMorgan Chase & Co.	5,779,104
144,400	L Brands, Inc.	3,706,748
93,182	Marathon Petroleum Corp.	5,498,670
70,200	Microsoft Corp.	7,130,214
32,744	NextEra Energy, Inc.	5,691,562
61,733	Quest Diagnostics, Inc.	5,140,507
61,600	The J.M. Smucker Co.	5,758,984
347,600	The Western Union Co.	5,930,056
104,600	Tyson Foods, Inc., Class A	5,585,640
22,468	UnitedHealth Group, Inc.	5,597,228
117,651	Verizon Communications, Inc.	6,614,339
103,938	Webster Financial Corp.	5,123,104
120,811	WESCO International, Inc. (a)	5,798,928
239,825	Xerox Corp.	4,738,942
		143,300,419
Total Common Stock (Cost $435,503,150)		422,596,133

Principal	Security Description	Rate	Maturity	Value
Short-Term Investments - 0.0%
Certificates of Deposit - 0.0%
$34,702	Middlesex Federal Savings Bank	2.42%	07/18/20	34,702
33,527	Salem Five Financial	1.75	05/26/19	33,527
Total Certificates of Deposit (Cost $68,229)				68,229
Total Short-Term Investments (Cost $68,229)				68,229
Investments, at value - 100.1% (Cost $435,571,379)				$422,664,362
Other Assets & Liabilities, Net - (0.1)%				(503,084)
Net Assets - 100.0%				$422,161,278

ADR	American Depositary Receipt
PCL	Public Company Limited
PLC	Public Limited Company
(a)	Non-income producing security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Investments at Value
Common Stock
Australia	$6,564,163	$–	$–	$6,564,163
Austria	5,497,710	–	–	5,497,710
Belgium	5,299,482	–	–	5,299,482
Canada	10,812,914	–	–	10,812,914
Colombia	5,963,923	–	–	5,963,923
Finland	5,752,562	–	–	5,752,562
France	23,195,376	–	–	23,195,376
Germany	29,051,865	–	–	29,051,865
India	6,771,005	–	–	6,771,005
Ireland	3,025,741	–	–	3,025,741
Israel	4,949,820	–	–	4,949,820
Italy	360,448	–	–	360,448
Japan	19,509,591	–	–	19,509,591
Norway	17,222,006	–	–	17,222,006
Puerto Rico	6,190,542	–	–	6,190,542
Singapore	6,162,285	–	–	6,162,285
South Korea	31,419,142	–	–	31,419,142
Sweden	19,614,232	–	–	19,614,232
Switzerland	12,842,769	–	–	12,842,769
Thailand	–	6,312,139	–	6,312,139
United Kingdom	52,777,999	–	–	52,777,999
United States	143,300,419	–	–	143,300,419
Certificates of Deposit	–	68,229	–	68,229
Investments at Value	$416,283,994	$6,380,368	$–	$422,664,362

See Notes to Financial Statements.

8

POLARIS GLOBAL VALUE FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2018

PORTFOLIO HOLDINGS (Unaudited) % of Total Investments
Communication Services	10.5%
Consumer Discretionary	12.1%
Consumer Staples	4.5%
Energy	1.3%
Financials	26.2%
Health Care	8.1%
Industrials	11.2%
Information Technology	9.7%
Materials	11.9%
Utilities	4.5%
Short-Term Investments	0.0%
100.0%

See Notes to Financial Statements.

9

POLARIS GLOBAL VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2018

ASSETS
Investments, at value (Cost $435,571,379)	$422,664,362
Receivables:
Fund shares sold	5,747,724
Investment securities sold	1,393,526
Dividends and interest	1,603,571
Prepaid expenses	13,469
Total Assets	431,422,652

LIABILITIES
Payables:
Fund shares redeemed	2,358,402
Distributions payable	1,069,397
Due to custodian	5,437,103
Accrued Liabilities:
Investment adviser fees	271,821
Fund services fees	43,506
Other expenses	81,145
Total Liabilities	9,261,374

NET ASSETS	$422,161,278

COMPONENTS OF NET ASSETS
Paid-in capital	$434,490,891
Distributable earnings	(12,329,613)
NET ASSETS	$422,161,278

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	18,030,372

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$23.41

*	Shares redeemed or exchanged within 180 days of purchase are charged a 1.00% redemption fee.

See Notes to Financial Statements.

10

POLARIS GLOBAL VALUE FUND

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2018

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $1,114,696)	$13,663,658
Interest income	40,979
Total Investment Income	13,704,637

EXPENSES
Investment adviser fees	5,021,008
Fund services fees	598,432
Custodian fees	110,049
Registration fees	33,903
Professional fees	83,385
Trustees' fees and expenses	21,570
Other expenses	309,411
Total Expenses	6,177,758
Fees waived	(1,206,967)
Net Expenses	4,970,791

NET INVESTMENT INCOME	8,733,846

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	3,644,297
Foreign currency transactions	(61,468)
Net realized gain	3,582,829
Net change in unrealized appreciation (depreciation) on:
Investments	(75,117,200)
Deferred foreign capital gains taxes	7,980
Foreign currency translations	(16,365)
Net change in unrealized appreciation (depreciation)	(75,125,585)
NET REALIZED AND UNREALIZED LOSS	(71,542,756)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(62,808,910)

See Notes to Financial Statements.

11

POLARIS GLOBAL VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Years Ended December 31,
	2018	2017
OPERATIONS
Net investment income	$8,733,846	$6,671,585
Net realized gain	3,582,829	68,200,798
Net change in unrealized appreciation (depreciation)	(75,125,585)	10,600,421
Increase (Decrease) in Net Assets Resulting from Operations	(62,808,910)	85,472,804

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid	(13,794,635)	(8,058,778	)*

CAPITAL SHARE TRANSACTIONS
Sale of shares	57,487,557	130,496,505
Reinvestment of distributions	12,696,301	7,546,478
Redemption of shares	(116,204,479)	(53,065,767)
Redemption fees	35,905	21,904
Increase (Decrease) in Net Assets from Capital Share Transactions	(45,984,716)	84,999,120
Increase (Decrease) in Net Assets	(122,588,261)	162,413,146

NET ASSETS
Beginning of Year	544,749,539	382,336,393
End of Year	$422,161,278	$544,749,539	**

SHARE TRANSACTIONS
Sale of shares	2,160,468	5,068,608
Reinvestment of distributions	541,346	272,338
Redemption of shares	(4,329,066)	(2,081,279)
Increase (Decrease) in Shares	(1,627,252)	3,259,667

*	Distribution for December 31, 2017 was the result of net investment income.
**	Includes undistributed net investment income of $4,269,353 at December 31, 2017. The requirement to disclose the corresponding amount as of December 31, 2018 was eliminated.

See Notes to Financial Statements.

12

POLARIS GLOBAL VALUE FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.

	For the Years Ended December 31,
	2018	2017	2016	2015		2014
NET ASSET VALUE, Beginning of Year	$27.71	$23.32	$21.16	$21.10		$20.64
INVESTMENT OPERATIONS
Net investment income (a)	0.47	0.37	0.32	0.33		0.35
Net realized and unrealized gain (loss)	(3.97)	4.43	2.15	0.00	(b)(c)	0.41
Total from Investment Operations	(3.50)	4.80	2.47	0.33		0.76

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.77)	(0.41)	(0.31)	(0.27)		(0.30)
Net realized gain	(0.03)	–	–	–		–
Total Distributions to Shareholders	(0.80)	(0.41)	(0.31)	(0.27)		(0.30)

REDEMPTION FEES(a)	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)	0.00 (b)
NET ASSET VALUE, End of Year	$23.41	$27.71	$23.32	$21.16		$21.10
TOTAL RETURN	(12.66)%	20.61%	11.67%	1.55%		3.68%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000s omitted)	$422,161	$544,750	$382,336	$358,793		$276,236
Ratios to Average Net Assets:
Net investment income	1.74%	1.45%	1.48%	1.52%		1.66%
Net expenses	0.99%	0.99%	0.99%	0.99%		0.99%
Gross expenses (d)	1.23%	1.24%	1.27%	1.27%		1.28%
PORTFOLIO TURNOVER RATE	22%	48%	33%	5%		3%

(a)	Calculated based on average shares outstanding during each year.
(b)	Less than $0.01 per share.
(c)	Per share amount does not accord with the amount reported in the Statement of Operations due to the timing of Fund share sales and the amount per share of realized and unrealized gains and losses at such time.
(d)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

13

POLARIS GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018

Note 1. Organization

The Polaris Global Value Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations June 1, 1998 after it acquired the net assets of Global Value Limited Partnership (the “Partnership”), in exchange for Fund shares. The Partnership commenced operations on July 31, 1989. The Fund seeks capital appreciation.

Note 2. Summary of Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.” These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Forward currency contracts are generally valued based on interpolation of forward curve data points obtained from major banking institutions that deal in foreign currencies and currency dealers. Shares of non-exchange traded open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 3, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

14

POLARIS GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical assets and liabilities.

Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities’ respective local market closes and the close of the U.S. market.

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The aggregate value by input level, as of December 31, 2018, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex- dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Foreign Currency Transactions – The Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against

15

POLARIS GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018

the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of NAV. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its NAV.

Distributions to Shareholders – The Fund declares any dividends from net investment income and pays them annually. Any net capital gains realized by the Fund are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of December 31, 2018, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees – A shareholder who redeems or exchanges shares within 180 days of purchase will incur a redemption fee of 1.00% of the current NAV of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee. Redemption fees incurred for the Fund, if any, are reflected on the Statement of Changes in Net Assets.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. The Fund has determined that none of these arrangements requires disclosure on the Fund’s balance sheet.

16

POLARIS GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018

Note 3. Fees and Expenses

Investment Adviser – Polaris Capital Management, LLC (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from the Fund at an annual rate of 1.00% of the Fund’s average daily net assets.

Shareholder Service Plan – The Trust has adopted a shareholder service plan for the Fund under which the Fund may reimburse the Fund’s administrator for amounts paid by the administrator for providing shareholder service activities that are not otherwise provided by the transfer agent. The Fund’s administrator may make such payments to various financial institutions, including the Adviser, that provide shareholder servicing to their customers invested in the Fund in amounts of up to 0.25% annually of the average daily net assets of the Fund. During the year ended December 31, 2018, the Fund did not make any payments under the shareholder service plan.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. The fees related to these services are included in Fund services fees within the Statement of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer of $31,000 for services to the Trust ($41,000 for the Chairman). The Audit Committee Chairman receives an additional $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his or her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Fees Waived

The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit annual operating expenses to 0.99% (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses), through April 30, 2019. Other fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary fee waivers and reimbursements may be reduced or eliminated at any time. For the year ended December 31, 2018, fees waived were as follows:

17

POLARIS GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018

Investment Adviser Fees Waived	Other Waivers	Total Fees Waived
$1,154,467	$52,500	$1,206,967

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended December 31, 2018, were $106,533,246 and $142,924,413, respectively.

Note 6. Federal Income Tax

As of December 31, 2018, the cost of investments for federal income tax purposes is $435,712,300 and the components of net unrealized depreciation consists of:

Gross Unrealized Appreciation	$38,387,019
Gross Unrealized Depreciation	(51,434,957)
Net Unrealized Depreciation	$(13,047,938)

Distributions paid during the fiscal years ended as noted were characterized for tax purposes as follows:

	2018	2017
Ordinary Income	$13,334,178	$8,058,778
Long-Term Capital Gain	460,457	–
	$13,794,635	$8,058,778

As of December 31, 2018, distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$119,193
Undistributed Long-Term Gain	594,694
Unrealized Depreciation	(13,043,500)
Total	$(12,329,613)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to passive foreign investment company transactions and wash sales.

Note 7. Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2018-13 “Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which includes amendments intended to improve the effectiveness of disclosures in the notes to financial statements. For example, ASU 2018-13 includes additional disclosures regarding the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements, and clarifications to the narrative description of measurement uncertainty disclosures. ASU 2018-13 is effective for interim and annual periods

18

POLARIS GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018

beginning after December 15, 2019. Early adoption is permitted and the Fund has adopted ASU 2018-13 within these financial statements.

In September 2018, the Securities and Exchange Commission released Final Rule 33-10532 captioned “Disclosure Update and Simplification,” which includes: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These changes were effective November 5, 2018. These amendments are reflected in the Fund's financial statements for the year ended December 31, 2018.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds

and the Shareholders of Polaris Global Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Polaris Global Value Fund, a series of shares of beneficial interest in Forum Funds (the “Fund”), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and other appropriate parties, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Forum Funds since 2008.

Philadelphia, Pennsylvania

February 22, 2019

20

POLARIS GLOBAL VALUE FUND

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2018

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (888) 263-5594, on the Fund's website at www.polarisfunds.com, and on the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (888) 263-5594, on the Fund's website at www.polarisfunds.com, and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 through December 31, 2018.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees and exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these fees were included, your costs would have been higher.

21

POLARIS GLOBAL VALUE FUND

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2018

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000.00	$883.96	$4.70	0.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$5.04	0.99%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Fiscal Year

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 40.52% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 100.00% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Code. The Fund also designates 0.31% as qualified interest income exempt from U.S. tax for foreign shareholders (QII).

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (888) 263-5594 or visit the Fund's website at www.polarisfunds.com.

22

POLARIS GLOBAL VALUE FUND

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2018

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Independent Trustees
David Tucker Born: 1958	Trustee; Chairman of the Board	Since 2011 and Chairman since 2018	Director, Blue Sky Experience (a charitable endeavor) since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm) 1998-2008.	1	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Mark D. Moyer Born: 1959	Trustee	Since 2018	Chief Financial Officer, Freedom House (a NGO advocating political freedom and democracy) since 2017; independent consultant providing interim CFO services, principally to non-profit organizations, 2011-2017; Chief Financial Officer, Institute of International Education (a NGO administering international educational exchange programs), 2008-2011; Chief Financial Officer and Chief Restructuring Officer, Ziff Davis Media Inc. (an integrated media company), 2005-2008; Adjunct Professor of Accounting, Fairfield University from 2009-2012.	1	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Jennifer Brown- Strabley Born: 1964	Trustee	Since 2018	Principal, Portland Global Advisors (a registered investment adviser), 1996-2010.	1	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Interested Trustees
Stacey E. Hong(1) Born: 1966	Trustee	Since 2018	President, Atlantic since 2008.	1	Trustee, Forum Funds II and U.S. Global Investors Funds
Jessica Chase(1) Born: 1970	Trustee	Since 2018	Senior Vice President, Atlantic since 2008.	1	None

(1)	Stacey E. Hong is currently treated as an interested person of the Trust, as defined in the 1940 Act, due to his affiliation with Atlantic. Jessica Chase is currently treated as an interested person of the Trust, as defined in the 1940 Act, due to her affiliation with Atlantic and her role as President of the Trust.

23

POLARIS GLOBAL VALUE FUND

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2018

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.
Zachary Tackett Born: 1988	Vice President; Secretary and Anti-Money Laundering Compliance Officer	Since 2014	Counsel, Atlantic since 2014.
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008–2013.
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008–2013.
Carlyn Edgar Born: 1963	Vice President	Since 2008	Senior Vice President, Atlantic since 2008; Chief Compliance Officer, 2008-2016.
Dennis Mason Born: 1967	Chief Compliance Officer	Since 2016	Fund Compliance Officer, Atlantic since 2013; Senior Specialist, Atlantic, 2011-2013; Senior Analyst, Atlantic, 2008-2011.

24

INVESTMENT ADVISER

Polaris Capital Management, LLC

121 High Street

Boston, MA 02110-2475

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

www.foreside.com

TRANSFER AGENT

Atlantic Fund Services

P.O. Box 588

Portland, ME 04112

www.atlanticfundservices.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

225-ANR-1218

Annual Report

DECEMBER 31, 2018

Lisanti Small Cap Growth Fund

Annual Report
December 31, 2018

LISANTI SMALL CAP GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS (Unaudited)

DECEMBER 31, 2018

Dear Shareholder,

For the period from July 1 - December 31, 2018, the Lisanti Small Cap Growth Fund outperformed its benchmark, the Russell 2000 Growth Index, returning -13.61%, versus the benchmark return of -17.33%. For the year ended December 31, 2018, the Lisanti Small Cap Growth Fund outperformed its benchmark, the Russell 2000 Growth index, returning -1.90% versus a return of -9.31% for the benchmark.

This year reminded me of the phrase in “A Tale of Two Cities” by Charles Dickens: “It was the best of times, it was the worst of times…”. For the first half of the year, investors focused on the strong earnings that companies produced and the strength of the economy; in the second half of the year, investors became increasingly focused on the potential negatives in the outlook. The decline in the fourth quarter of 2018, in particular, was noted for the speed and depth of the decline (the benchmark declined 21.65%), as investors became increasingly concerned over the prospect of a trade war with China and the prospect that the Federal Reserve raised rates too aggressively and would tip the economy into recession. While investors have legitimate concerns, we believe that the severity of the decline was due to timing—the fourth quarter of the year is traditionally a time when hedge funds “de-risk” their books by closing out their equity positions (i.e., selling); this year was not a good performance year for many of those long/short strategies, which we believe added to the speed of the correction. Additionally, we believe computer trading and ETF ownership also contributed to the speed of the decline, as did tax loss selling, which traditionally comes at year-end.

For the second half of the year, the healthcare sector was of most benefit to the Fund, followed by Industrials and Consumer Discretionary; Energy and Communication Services detracted the most from the Fund’s performance. This year was unusual in that the Fund had significantly fewer holdings that were acquired by larger firms; we believe it is because corporate earnings growth was very strong across the board, particularly in the first half of 2018. While we do not invest in companies for their potential to be acquired, historically a number of holdings have been acquired every year, as larger companies seek growth opportunities, products and services that tend to reside more in the smaller growth stocks.

While it was a difficult second half, it was a good environment for active small cap managers to add value by exceeding the benchmark returns; we noted that dispersion—which is a measure of the disparity of performance among individual issues that make up the benchmark—increased in 2017. That trend continued in 2018, and we believe higher dispersion may be with us for quite some time, given the cross currents in the economy and the impact of the tax law changes. We believe the outperformance of the Fund versus its benchmark reflects the strong growth drivers that are powering parts of the economy. Specifically, the Technology sector is benefitting from an uptick in capital spending, as corporations focus on moving processes to the cloud and updating their informational capabilities to drive sales and profits. It also reflects a very strong profit cycle in Healthcare, driven by the increasing consumerization of healthcare and very strong new product innovation from the medical device companies.

While some of the cause of the market decline in the second half of 2018 was structural, the decline was also driven by fundamental concerns. As the economic data around the globe weakened, and the United States housing and auto sales came under pressure, investor concerns grew that the U.S. economy might

LISANTI SMALL CAP GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS (Unaudited)

DECEMBER 31, 2018

enter a recession. The level of uncertainty in the outlook, both political and economic, combined with the “end of year” selling from the hedge fund community and tax loss selling, created almost a perfect storm.

While we have no crystal ball, from what we see the economy continues to do well. It will most likely slow in 2019, as we lap the tax cuts, but we do not see signs of an imminent recession, nor do we see the types of bubbles that created the 2008-2009 crisis. What we do see is a lot of uncertainty. We believe the global economy is wrestling with secular and cyclical cross currents that “muddy the waters”. In the United States, the impact of rising rates has slowed what was already a fairly slow housing recovery, and impacted sales of autos. When the Baby Boomers were the driving force in the economy, a significant slowdown in these two sectors would have caused a significant economic slowdown. However, the Millennials do not buy houses at the pace the Baby Boomers did, nor do they buy as many cars as their parents did. As they become the driving force for incremental spending, these two sectors may continue to struggle. How, then, does our economy continue to grow even with these two sectors slowing? Consumer spending remains decent, because the Millennials spend on other things, such as entertainment and experiences—on eating out and on travel, for instance—and with low unemployment, many of those previously without a lot of disposable income, now have some to spend. Our economy is flexible and innovative enough to overcome these secular issues, and even thrive on them. However, not every economy is. The rest of the world seems poised to enter a significant slowdown, if not a recession, based on Global and European data. If the rest of the world does experience a significant slowdown, the U.S. may continue to be “the best house on the block”, and smaller companies, which tend to be more domestically focused, may have better earnings prospects than their larger capitalization brethren, who are more tied to global economic growth.

If we do not have a recession in the United States in 2019, then smaller capitalization stocks appear to us to be poised for a rebound. Smaller capitalization stocks look inexpensive relative to their growth prospects, according to Jefferies Research, particularly if no recession materializes; as mentioned above, they could also have slightly better growth prospects than their larger capitalization brethren.

As we look to 2019, we see an economic and political backdrop that is far more nuanced than it was one year ago. We continue to believe that the environment will be “confusing” as the cyclical and secular trends intersect, and we see a clear dichotomy between larger capitalization stocks and the smaller, more domestically focused and more secularly well positioned companies. The Tax Reform Act was of significant benefit to many of the smaller public companies, as they tend to be among the highest corporate tax payers. We believe this benefit will be both short term (reflecting the reduction in the actual tax rate) as well as long term, as many of the companies will, we believe, reinvest some of those benefits in their businesses to accelerate growth. However, the specter of a trade war with China and the government shutdown impact have created a more nuanced economic backdrop, and the extent to which these situations escalate and their final impact is difficult to forecast. For those companies that rely on parts from China, higher tariffs will require a restructuring of the supply chain. While the impact may be far less on smaller companies than on larger ones, there will still be some impact. If the government shutdown continues, it may impact consumer spending in the first quarter, and possibly beyond. While investor fear at this point over these issues is quite high, it remains to be seen if the fears will translate into a dire reality. Again, we think a

LISANTI SMALL CAP GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS (Unaudited)

DECEMBER 31, 2018

more nuanced investment backdrop points toward more dispersion among returns from individual stocks, which we believe will make 2019 a stockpicker’s market. In this environment, we are focused on secular growth stories and companies that have a lot of internal drivers of growth. We also believe, based upon our experience, that if the economy slows, those companies with secular growth drivers will be market share takers—capital spending will disproportionately benefit them, as their products and services are of greater value to businesses; the same pattern we believe will hold true for secular growth consumer products and services companies, as they may receive a disproportionate share of consumer spending.

Our process is focused on identifying those companies whose returns are being driven by secular, structural, and transformative changes. We continue to remain focused on reducing the volatility and earnings variability in the portfolio, and on companies that are able to grow sales and earnings as a result of secular trends, structural changes or internal drivers. We continue to work hard on your behalf and thank you for investing in the strategy.

Sincerely,

Mary Lisanti, CFA

President & Portfolio Manager

IMPORTANT RISKS AND DISCLOSURES

Effective February 1, 2018, the Fund changed its name. Formerly the Dinosaur Lisanti Small Cap Growth Fund, it is now the Lisanti Small Cap Growth Fund. As of September 8, 2017, and still effective, the Adviser changed its name to Lisanti Capital Growth, LLC (formerly Lebenthal Lisanti Capital Growth, LLC).

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. The Fund invests in smaller companies, which carry greater risk than is associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The Fund’s investments in growth securities may be more sensitive to company earnings and more volatile than the market in general.

The views in this report were those of the Fund manager as of December 31, 2018, and may not necessarily reflect her views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. Although the Fund manager believes she has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. All current and future holdings of the Fund are subject to risk and are subject to change.

LISANTI SMALL CAP GROWTH FUND

PERFORMANCE CHART AND ANALYSIS (Unaudited)

DECEMBER 31, 2018

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Lisanti Small Cap Growth Fund (the “Fund”) compared with the performance of the benchmark, Russell 2000 Growth Index (“Russell 2000 Growth”), over the past ten fiscal years. The Russell 2000 Growth, the Fund’s primary performance benchmark, measures the performance of those Russell 2000 Growth companies with higher price-to-value ratios and higher forecasted growth values. The total return of the index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the index does not include expenses. The Fund is professionally managed, while the index is unmanaged and is not available for investment.

Comparison of Change in Value of a $10,000 Investment

Lisanti Small Cap Growth Fund vs. Russell 2000 Growth Index

Average Annual Total Returns Periods Ended December 31, 2018	One Year	Five Year	Ten Year
Lisanti Small Cap Growth Fund	-1.90%	6.33%	13.78%
Russell 2000 Growth Index	-9.31%	5.13%	13.52%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed,may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 3.10%. However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, proxy expenses, and extraordinary expenses) to 1.35%, through April 30, 2019 (the “Expense Cap”). The Expense Cap may be raised or eliminated only with the consent of the Board of Trustees. The adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then- current expense cap and (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply. Shares redeemed or exchanged within 30 days of purchase will be charged a 1.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (800) 441-7031.

LISANTI SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2018

Shares	Security Description	Value
Common Stock - 97.2%
Consumer Discretionary - 17.2%
8,805	Boot Barn Holdings, Inc. (a)	$149,949
7,030	Canada Goose Holdings, Inc. (a)	307,352
4,965	Deckers Outdoor Corp. (a)	635,272
6,375	DineEquity, Inc.	429,292
3,595	Five Below, Inc. (a)	367,840
9,710	Fox Factory Holding Corp. (a)	571,628
10,280	Freshpet, Inc. (a)	330,605
5,200	Grand Canyon Education, Inc. (a)	499,928
8,685	Malibu Boats, Inc., Class A (a)	302,238
4,995	Ollie's Bargain Outlet Holdings, Inc. (a)	332,217
11,280	Planet Fitness, Inc., Class A (a)	604,834
6,279	Strategic Education, Inc.	712,164
9,000	Wingstop, Inc.	577,710
		5,821,029
Consumer Staples - 1.2%
12,395	The Chefs' Warehouse, Inc. (a)	396,392
Energy - 0.7%
15,380	Matador Resources Co. (a)	238,851
Financial Services - 6.0%
9,230	Green Dot Corp., Class A (a)	733,970
5,285	Kemper Corp.	350,818
9,075	Kinsale Capital Group, Inc.	504,207
2,085	LendingTree, Inc. (a)	457,803
		2,046,798
Health-Care - 33.0%
5,270	Amedisys, Inc. (a)	617,170
30,890	Array BioPharma, Inc. (a)	440,182
12,945	CareDx, Inc. (a)	325,437
12,220	Codexis, Inc. (a)	204,074
3,950	DexCom, Inc. (a)	473,210
26,995	Fate Therapeutics, Inc. (a)	346,346
5,070	Glaukos Corp. (a)	284,782
5,775	Haemonetics Corp. (a)	577,789
3,090	HMS Holdings Corp. (a)	86,922
1,480	Inogen, Inc. (a)	183,772
6,360	Insulet Corp. (a)	504,475
2,125	iRhythm Technologies, Inc. (a)	147,645
2,655	LHC Group, Inc. (a)	249,251
2,060	Ligand Pharmaceuticals, Inc. (a)	279,542
1,260	Loxo Oncology, Inc. (a)	176,488
12,550	Merit Medical Systems, Inc. (a)	700,415
1,695	Molina Healthcare, Inc. (a)	196,993
5,690	Omnicell, Inc. (a)	348,456
11,435	Pacira Pharmaceuticals, Inc. (a)	491,934
4,535	Penumbra, Inc. (a)	554,177
5,535	Proto Labs, Inc. (a)	624,293

Shares	Security Description	Value
Health-Care - 33.0% (continued)
11,380	Repligen Corp. (a)	$600,181
2,520	Sarepta Therapeutics, Inc. (a)	275,008
18,965	STAAR Surgical Co. (a)	605,173
1,945	Tabula Rasa HealthCare, Inc. (a)	124,013
8,175	Tactile Systems Technology, Inc. (a)	372,371
9,135	Tandem Diabetes Care, Inc. (a)	346,856
16,455	Vocera Communications, Inc. (a)	647,504
13,540	Wright Medical Group NV (a)	368,559
		11,153,018
Industrials - 11.6%
18,475	Aerojet Rocketdyne Holdings, Inc. (a)	650,874
13,775	Casella Waste Systems, Inc. (a)	392,450
11,385	Chart Industries, Inc. (a)	740,367
14,040	Comfort Systems USA, Inc.	613,267
5,610	Insperity, Inc.	523,750
6,915	RBC Bearings, Inc. (a)	906,556
6,325	Titan Machinery, Inc. (a)	83,174
		3,910,438
Technology - 27.5%
9,250	Benefitfocus, Inc. (a)	422,910
9,220	Coupa Software, Inc. (a)	579,569
10,885	Etsy, Inc. (a)	517,799
18,565	Evo Payments, Inc., Class A (a)	457,999
14,305	Fabrinet (a)	733,990
18,590	Five9, Inc. (a)	812,755
7,080	FormFactor, Inc. (a)	99,757
2,805	HubSpot, Inc. (a)	352,673
3,480	II-VI, Inc. (a)	112,961
6,930	Inphi Corp. (a)	222,799
4,090	MKS Instruments, Inc.	264,255
7,070	MongoDB, Inc. (a)	592,042
4,760	New Relic, Inc. (a)	385,417
8,980	nLight, Inc. (a)	159,664
8,775	Novanta, Inc. (a)	552,825
7,900	Q2 Holdings, Inc. (a)	391,445
28,960	Quantenna Communications, Inc. (a)	415,576
6,965	RingCentral, Inc., Class A (a)	574,195
7,275	SailPoint Technologies Holding, Inc. (a)	170,890
3,740	The Trade Desk, Inc., Class A (a)	434,064
4,295	Twilio, Inc. (a)	383,544
6,610	Upland Software, Inc. (a)	179,660
5,255	Zendesk, Inc. (a)	306,734
4,420	Zscaler, Inc. (a)	173,308
		9,296,831
Total Common Stock (Cost $34,684,660)		32,863,357

See Notes to Financial Statements.

LISANTI SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2018

Shares	Security Description	Value
Investments, at value - 97.2% (Cost $34,684,660)		$32,863,357
Other Assets & Liabilities, Net - 2.8%		937,450
Net Assets - 100.0%		$33,800,807

(a)	Non-income producing security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$32,863,357
Level 2 - Other Significant Observable Inputs	–
Level 3 - Significant Unobservable Inputs	–
Total	$32,863,357

The Level 1 value displayed in this table is Common Stock. Refer to this Schedule of Investments for a further breakout of each security by industry.

PORTFOLIO HOLDINGS (Unaudited)
% of Total Investments
Consumer Discretionary	17.7%
Consumer Staples	1.2%
Energy	0.7%
Financial Services	6.2%
Health-Care	34.0%
Industrials	11.9%
Technology	28.3%
100.0%

See Notes to Financial Statements.

LISANTI SMALL CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2018

ASSETS
Investments, at value (Cost $34,684,660)	$32,863,357
Cash	888,426
Receivables:
Fund shares sold	326,373
Dividends and interest	4,879
Prepaid expenses	14,662
Total Assets	34,097,697

LIABILITIES
Payables:
Fund shares redeemed	233,633
Accrued Liabilities:
Investment adviser fees	20,616
Fund services fees	7,945
Other expenses	34,696
Total Liabilities	296,890

NET ASSETS	$33,800,807

COMPONENTS OF NET ASSETS
Paid-in capital	$36,594,520
Distributable earnings	(2,793,713)
NET ASSETS	$33,800,807

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	1,908,656

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$17.71

*	Shares redeemed or exchanged within 30 days of purchase are charged a 1.00% redemption fee.

See Notes to Financial Statements.

LISANTI SMALL CAP GROWTH FUND

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2018

INVESTMENT INCOME
Dividend income	$96,873
Interest income	4,843
Total Investment Income	101,716

EXPENSES
Investment adviser fees	275,392
Fund services fees	208,754
Shareholder service fees	72,312
Custodian fees	5,108
Registration fees	21,024
Professional fees	41,236
Trustees' fees and expenses	4,385
Other expenses	41,450
Total Expenses	669,661
Fees waived	(273,715)
Net Expenses	395,946

NET INVESTMENT LOSS	(294,230)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	827,143
Net change in unrealized appreciation (depreciation) on investments	(4,171,325)
NET REALIZED AND UNREALIZED LOSS	(3,344,182)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,638,412)

See Notes to Financial Statements.

LISANTI SMALL CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Years Ended December 31,
	2018	2017
OPERATIONS
Net investment loss	$(294,230)	$(273,847)
Net realized gain	827,143	5,303,517
Net change in unrealized appreciation (depreciation)	(4,171,325)	(959,187)
Increase (Decrease) in Net Assets Resulting from Operations	(3,638,412)	4,070,483

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid	(1,490,131)	(3,017,453)*

CAPITAL SHARE TRANSACTIONS
Sale of shares	29,042,321	914,053
Reinvestment of distributions	1,422,005	2,668,473
Redemption of shares	(5,455,798)	(14,738,283)
Redemption fees	1,423	171
Increase (Decrease) in Net Assets from Capital Share Transactions	25,009,951	(11,155,586)
Increase (Decrease) in Net Assets	19,881,408	(10,102,556)

NET ASSETS
Beginning of Year	13,919,399	24,021,955
End of Year	$33,800,807	$13,919,399 **

SHARE TRANSACTIONS
Sale of shares	1,385,122	45,304
Reinvestment of distributions	77,199	144,947
Redemption of shares	(293,500)	(732,414)
Increase (Decrease) in Shares	1,168,821	(542,163)

*	Distribution was the result of net realized gains at December 31, 2017.
**	Includes undistributed net investment income of $1,061 at December 31, 2017. The requirement to disclose the corresponding amount as of December 31, 2018 was eliminated.

See Notes to Financial Statements.

LISANTI SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.

	For the Years Ended December 31,
	2018	2017	2016	2015	2014
NET ASSET VALUE, Beginning of Year	$18.81	$18.74	$17.75	$18.73	$19.54
INVESTMENT OPERATIONS
Net investment loss (a)	(0.21)	(0.33)	(0.25)	(0.32)	(0.31)
Net realized and unrealized gain (loss)	(0.12)	5.43	1.55	0.28 (b)	0.50
Total from Investment Operations	(0.33)	5.10	1.30	(0.04)	0.19

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	(0.77)	(5.03)	(0.31)	(0.94)	(1.00)
Total Distributions to Shareholders	(0.77)	(5.03)	(0.31)	(0.94)	(1.00)

REDEMPTION FEES(a)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)
NET ASSET VALUE, End of Year	$17.71	$18.81	$18.74	$17.75	$18.73
TOTAL RETURN	(1.90)%	27.78%	7.32%	(0.18)%	1.14%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000s omitted)	$33,801	$13,919	$24,022	$32,809	$23,976
Ratios to Average Net Assets:
Net investment loss	(1.02)%	(1.61)%	(1.49)%	(1.65)%	(1.65)%
Net expenses	1.37%	1.80%	1.80%	1.80%	1.80%
Gross expenses (d)	2.32%	3.15%	2.48%	2.26%	2.27%
PORTFOLIO TURNOVER RATE	220%	294%	268%	196%	263%

(a)	Calculated based on average shares outstanding during each year.
(b)	Per share amount does not accord with the amount reported in the Statement of Operations due to the timing of Fund share sales and the amount per share of realized and unrealized gains and losses at such time.
(c)	Less than $0.01 per share.
(d)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

LISANTI SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018

Note 1. Organization

The Lisanti Small Cap Growth Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on February 27, 2004. The Fund seeks maximum capital appreciation. Prior to February 1, 2018, the Fund was named Dinosaur Lisanti Small Cap Growth Fund. Prior to September 8, 2017, the Fund was named Lebenthal Lisanti Small Cap Growth Fund. Prior to March 2, 2015, the Fund was named Adams Harkness Small Cap Growth Fund.

Note 2. Summary of Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.” These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Shares of non-exchange traded open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 4, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any

LISANTI SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018

restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical assets and liabilities.

Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities’ respective local market closes and the close of the U.S. market.

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The aggregate value by input level, as of December 31, 2018, for the Fund’s investments is included in the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid quarterly. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on

LISANTI SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018

amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of December 31, 2018, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. The Fund has determined that none of these arrangements requires disclosure on the Fund’s balance sheet.

Redemption Fees – A shareholder who redeems or exchanges shares within 30 days of purchase will incur a redemption fee of 1.00% of the current NAV of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee. Redemption fees incurred for the Fund, if any, are reflected on the Statement of Changes in Net Assets.

Note 3. Cash – Concentration in Uninsured Account

For cash management purposes, the Fund may concentrate cash with the Fund’s custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of December 31, 2018, the Fund had $638,426 at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.

LISANTI SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018

Note 4. Fees and Expenses

Investment Adviser – Lisanti Capital Growth, LLC (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from the Fund at an annual rate of 0.95% of the Fund’s average daily net assets. Prior to February 1, 2018, the annual rate of the advisory fee was 1.00% of the Fund’s average daily net assets.

Shareholder Service Plan – The Trust has adopted a shareholder service plan for the Fund under which the Fund may reimburse the Fund’s administrator for amounts paid by the administrator for providing shareholder service activities that are not otherwise provided by the transfer agent. The Fund’s administrator may make such payments to various financial institutions, including the Adviser, that provide shareholder servicing to their customers invested in the Fund in amounts of up to 0.25% annually of the average daily net assets of the Fund.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. The fees related to these services are included in Fund services fees within the Statement of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – Each Independent Trustee’s annual retainer is $31,000 ($41,000 for the Chairman), and the Audit Committee Chairman receives an additional $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out- of-pocket expenses incurred in connection with his or her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 5. Fees Waived

The Adviser has contractually agreed to waive its fee and/or reimburse expenses to limit total annual fund operating expenses (excluding all taxes, interest, portfolio transaction expenses, proxy expenses, and extraordinary expenses) to 1.35% through April 30, 2019. Prior to February 1, 2018, the Adviser had contractually agreed to waive its fee and/or reimburse expenses, to limit total annual fund operating

LISANTI SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018

expenses to 1.80%. Other Fund service providers have voluntarily agreed to waive a portion of their fees. The contractual waivers may only be raised or eliminated with the consent of the Board and voluntary fee waivers may be reduced or eliminated at any time. For the year ended December 31, 2018, fees waived were as follows:

Investment Adviser Fees Waived	Other Waivers	Total Fees Waived and Expenses Reimbursed
$148,790	$124,925	$273,715

The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap and (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. As of December 31, 2018, $392,252 is subject to recapture by the Adviser.

Note 6. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended December 31, 2018, totaled $82,472,774 and $59,955,422, respectively.

Note 7. Federal Income Tax

As of December 31, 2018, the cost of investments for federal income tax purposes is $34,854,027 and the components of net unrealized depreciation consists of:

Gross Unrealized Appreciation	$1,437,787
Gross Unrealized Depreciation	(3,428,457)
Net Unrealized Depreciation	$(1,990,670)

Distributions paid during the fiscal years ended as noted were characterized for tax purposes as follows:

	2018	2017
Ordinary Income	$403,951	$3,330,223
Long-Term Capital Gain	1,086,180	604,451
	$1,490,131	$3,934,674

LISANTI SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018

Equalization debits included in the distributions were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2017	$819,804	$97,417	$917,221

As of December 31, 2018, distributable earnings on a tax basis were as follows:

Capital and Other Losses	$(803,043)
Unrealized Depreciation	(1,990,670)
Total	$(2,793,713)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and equity return of capital.

For tax purposes, the current year post October loss was $803,043 (realized during the period November 1, 2018 through December 31, 2018). This loss will be recognized for tax purposes on the first business day of the Fund’s next fiscal year, January 1, 2019.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended December 31, 2018. The following reclassification was the result of net operating loss offsetting short term gains and return of capital on equity securities and has no impact on the net assets of the Fund.

Distributable Earnings	$(666)
Paid-in-Capital	666

Note 8. Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2018-13 “Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which includes amendments intended to improve the effectiveness of disclosures in the notes to financial statements. For example, ASU 2018- 13 includes additional disclosures regarding the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements, and clarifications to the narrative description of measurement uncertainty disclosures. ASU 2018-13 is effective for interim and annual periods beginning after December 15, 2019. Early adoption is permitted and the Fund has adopted ASU 2018-13 within these financial statements.

In September 2018, the Securities and Exchange Commission released Final Rule 33-10532 captioned “Disclosure Update and Simplification,” which includes: (i) an amendment to require presentation of the

LISANTI SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018

total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These changes were effective November 5, 2018. These amendments are reflected in the Fund’s financial statements for the year ended December 31, 2018.

Note 9. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds

and the Shareholders of Lisanti Small Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Lisanti Small Cap Growth Fund, a series of shares of beneficial interest in Forum Funds (the “Fund”), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Forum Funds since 2008.

Philadelphia, Pennsylvania

February 22, 2019

LISANTI SMALL CAP GROWTH FUND

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2018

Investment Advisory Agreement Approval

At the September 14, 2018 Board meeting, the Board, including the Independent Trustees, considered the continuance of the investment advisory agreement (the “Advisory Agreement”) between the Adviser and the Trust, on behalf of the Fund. In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board's behalf concerning the Adviser’s personnel, operations, financial condition, performance, and services provided by the Adviser. The Board also discussed the materials with Fund counsel and, as necessary, with the Trust's administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from the Adviser, and was assisted by the advice of Trustee counsel.

At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services provided to the Fund by the Adviser, including information on the investment performance of the Fund and the Adviser; (2) the costs of the services provided and profitability to the Adviser of its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee enables the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund.

Nature, Extent and Quality of Services

Based on written materials received, a presentation from senior representatives of the Adviser and a discussion with the Adviser about the Adviser’s personnel, operations and financial condition, the Board considered the quality of services provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio manager and other personnel at the Adviser with principal responsibility for the Fund, as well as the investment philosophy and decision-making process of those professionals and the capability and integrity of the Adviser’s senior management and staff.

The Board considered also the adequacy of the Adviser’s resources. The Board noted the Adviser’s representation that the firm is in stable financial condition and that the Adviser has the operational capability and the necessary staffing and experience to continue providing high-quality investment advisory services to the Fund for the foreseeable future. Based on the presentation and the materials provided by the Adviser in connection with the Board’s consideration of the renewal of the Advisory Agreement, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Fund, the Board considered the historical performance of the Fund, including in particular, the performance of the Fund compared to its primary benchmark index and an independent peer group identified by Broadridge Financial

LISANTI SMALL CAP GROWTH FUND

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2018

Solutions, Inc. (“Broadridge”). The Board observed that the Fund outperformed the Russell 2000 Growth Index, the Fund’s primary benchmark index, for the one-, three-and five-year periods ended June 30, 2018. The Board also observed that, based on the information provided by Broadridge, the Fund outperformed the median of its Broadridge peers over the one-, three-, and five-year periods ended June 30, 2018. The Board noted the Adviser’s representation that stock selection was a primary driver of outperformance for the Fund relative to the index and Broadridge peers. Based on the foregoing, the Board determined that the Fund’s performance was reasonable and that the Fund and its shareholders could benefit from the Adviser’s management under the Advisory Agreement.

Compensation

The Board evaluated the Adviser’s compensation for providing advisory services to the Fund and analyzed comparative information on actual advisory fee rates and actual total expenses of the Fund’s Broadridge peer group. The Board observed that the Adviser’s actual advisory fee rate for the Fund was lower than the median of the Broadridge peer group. The Board also observed that the Adviser’s actual total expense ratio for the Fund was higher than the median of the Broadridge peer group but noted that the Adviser had recently implemented reductions in the contractual advisory fee and expense cap for the Fund, which would result in the Fund’s actual total expenses approximating the median of the Broadridge peer group. Based on the foregoing and other applicable considerations, the Board concluded that the Adviser’s advisory fee rate charged to the Fund was reasonable.

Cost of Services and Profitability

The Board considered information provided by the Adviser regarding the costs of services and its profitability with respect to the Fund. In this regard, the Board considered the Adviser’s resources devoted to the Fund, as well as the Adviser’s discussion of costs and profitability. The Board noted the Adviser’s representation that it did not maintain separately identifiable profit and loss information for the Fund. Based on other applicable considerations, however, including financial statements from the Adviser indicating its profitability and expenses from overall operations, the Board concluded that the Adviser’s costs of services and profits attributable to the management of client assets, including the Fund, were reasonable in the context of all factors considered.

Economies of Scale

The Board evaluated whether the Fund would benefit from any economies of scale. In this respect, the Board noted the small size of the Fund and the Adviser’s representation that the Fund could benefit from economies of scale as assets grow but that breakpoints were not appropriate at this time, particularly in light of the recent reductions to the contractual management fee and expense cap. Based on the foregoing information and other applicable considerations, the Board concluded that economies of scale were not a material factor in approving the Advisory Agreement.

LISANTI SMALL CAP GROWTH FUND

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2018

Other Benefits

The Board noted the Adviser’s representation that it would receive a benefit from the generation of soft dollars in connection with Fund trades, which would allow the Adviser to obtain research that would benefit not only the Fund, but also other clients of the Adviser. The Board concluded that such other benefits were not a material factor in approving the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 441-7031 and on the U.S. Securities and Exchange Commission's (the "SEC") website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 441-7031 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018, through December 31, 2018.

LISANTI SMALL CAP GROWTH FUND

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2018

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees and exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000.00	$863.91	$6.34	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.87	1.35%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Fiscal Year

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 13.61% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD), 13.25% for the qualified dividend rate (QDI) and 100.00% as short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD) as defined in Section 1(h)(11) of the Code.

LISANTI SMALL CAP GROWTH FUND

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2018

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 441-7031.

LISANTI SMALL CAP GROWTH FUND

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2018

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Independent Trustees
David Tucker Born: 1958	Trustee; Chairman of the Board	Since 2011 and Chairman since 2018	Director, Blue Sky Experience (a charitable endeavor) since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm) 1998-2008.	1	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Mark D. Moyer Born: 1959	Trustee	Since 2018	Chief Financial Officer, Freedom House (a NGO advocating political freedom and democracy) since 2017; independent consultant providing interim CFO services, principally to non-profit organizations, 2011-2017; Chief Financial Officer, Institute of International Education (a NGO administering international educational exchange programs), 2008-2011; Chief Financial Officer and Chief Restructuring Officer, Ziff Davis Media Inc. (an integrated media company), 2005-2008; Adjunct Professor of Accounting, Fairfield University from 2009-2012.	1	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Jennifer Brown- Strabley Born: 1964	Trustee	Since 2018	Principal, Portland Global Advisors (a registered investment adviser), 1996-2010.	1	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Interested Trustees
Stacey E. Hong(1) Born: 1966	Trustee	Since 2018	President, Atlantic since 2008.	1	Trustee, Forum Funds II and U.S. Global Investors Funds
Jessica Chase(1) Born: 1970	Trustee	Since 2018	Senior Vice President, Atlantic since 2008.	1	None

(1)	Stacey E. Hong is currently treated as an interested person of the Trust, as defined in the 1940 Act, due to his affiliation with Atlantic. Jessica Chase is currently treated as an interested person of the Trust, as defined in the 1940 Act, due to her affiliation with Atlantic and her role as President of the Trust.

LISANTI SMALL CAP GROWTH FUND

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2018

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.
Zachary Tackett Born: 1988	Vice President; Secretary and Anti-Money Laundering Compliance Officer	Since 2014	Counsel, Atlantic since 2014.
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008–2013.
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008–2013.
Carlyn Edgar Born: 1963	Vice President	Since 2008	Senior Vice President, Atlantic since 2008; Chief Compliance Officer, 2008-2016.
Dennis Mason Born: 1967	Chief Compliance Officer	Since 2016	Fund Compliance Officer, Atlantic since 2013; Senior Specialist, Atlantic, 2011- 2013; Senior Analyst, Atlantic, 2008–2011.

Lisanti Small Cap Growth Fund
P.O. Box 588
Portland, ME 04112
(800) 441-7031
www.lisantismallcap.com

Investment Adviser
Lisanti Capital Growth, LLC
475 Park Avenue South, 9th Floor
New York, NY 10016

228 - ANR - 1218

Annual Report
December 31, 2018

THE BEEHIVE FUND
Managed by Spears Abacus Advisors LLC

BEEHX

TABLE OF CONTENTS

A Message to Our Shareholders (Unaudited)	1
Performance Chart and Analysis (Unaudited)	4
Schedule of Investments	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	14
Additional Information (Unaudited)	15

The views expressed in this report are those of the investment advisor of The BeeHive Fund (the “Fund”) as of December 31, 2018, and may not reflect its views on the date this report is first published or any time thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. The Fund is subject to various forms of risk, including the possible loss of principal. Investing in foreign securities entails risks not associated with domestic equities, including economic and political instability and currency fluctuations. Investing in fixed income securities includes the risk that rising interest rates will cause a decline in values. Focused investments in particular industries or market sectors can entail increased volatility and greater market risk than is the case with more broadly diversified investments. Investments in securities of small and mid-capitalization companies involve the possibility of greater volatility than investments in larger capitalization companies. Investments in American Depositary Receipts involve many of the same risks as investing in foreign securities.

THE BEEHIVE FUND

A MESSAGE TO OUR SHAREHOLDERS (Unaudited)

DECEMBER 31, 2018

Dear Shareholders,

Like a perfectly normal teenager, markets experienced exhilarating highs and devastating lows in 2018. The year started with a bang but ended with a sickening thud. From an all-time high of 2,940.91 points on September 21st, the S&P 500 dropped 13.96%. For the year, this widely followed index of U.S. stocks declined 4.38%. For most investors, actual results were worse, as the Russell 1000 Equal Weighted Index (which measures the average U.S. stock price) declined more than twice as much. Those who sought opportunity abroad found even more pain instead. When measured in dollar terms, most developed markets fell about 20%. Chinese stocks fared worse. Most commodities fell into negative territory, led by a 40% decline in the price of oil over just the last three months of the year. 1

Unlike the placid and profitable markets of 2017, 2018 was marked by petulance and volatility. The number of days in which stocks fluctuated more than 1% (in either direction) skyrocketed. A year ago, there were a total of eight days in which stocks were either up or down more than 1%. In 2018, there were 64 (about one every four trading days). On six separate occasions, the S&P moved more than 3%. Unfortunately, five of those moves were negative. The two obvious questions are: What changed, and what does it mean for the future?

In our view, the most significant culprit has been the combination of rising interest rates and the early signs that the U.S. economy may finally be slowing down.

The Federal Reserve (the “Fed”) has raised interest rates five times over the past 13 months, increasing the Fed Funds rate by 125 bps. The lagged effect of tighter monetary conditions on the economy is starting to become visible in the form of a decline in new home sales and construction, a slight softening of auto sales, and a pullback in consumer confidence from record highs. Whether the Fed’s actions are meant to soften a potentially overly exuberant economy, or they are using a strong economy as cover to “normalize” interest rates and policy is irrelevant. The impact has been the same and not helpful for short-term asset prices.

Lurking just beneath the surface is the fear that we might be in the process of reliving the market debacle of 2007/2008. We strongly believe that concern to be unfounded.

We have commented before that the gradual nature of this economic recovery has also contributed to its duration. The pain of the 2008 collapse was lasting, and the excesses that have historically been associated with an overheating economy have been slow to form. New home starts at their peak in early 2018 were running at 1,334,000, only 2% above the 30-year average and 41% below the 2006 peak. Despite an unemployment rate of 3.7%, wage growth is barely in excess of 2%. And stock market valuations after a nearly ten-year bull run are nowhere near the nosebleed levels observed in 2000. This does not mean that there are not pockets of “irrational exuberance,” but we believe it is difficult to identify large bubbles waiting to pop.

There is also no denying that our banking system stands better prepared to weather a storm than it did a decade ago. This is vividly illustrated by the below balance sheet, which aggregates the balance sheets of Bank of America, JP Morgan, and Citigroup and compares the 2007 figures to today. Equity has risen by almost 50%, from 7% to 10.5% of assets. Conservative measures, such as cash held and deposit funding, have increased significantly, while indicators of risk (debt and trading assets) have been meaningfully reduced. In short, Fed supervision and annual stress tests have accomplished the intended goal.

[1]	FactSet

1

THE BEEHIVE FUND

A MESSAGE TO OUR SHAREHOLDERS (Unaudited)

DECEMBER 31, 2018

	2007	Q3 2018
Cash	211,617	815,958
Loans	2,285,543	2,602,293
Trading Assets	1,197,356	951,966
Securities, Fed Funds Sold and Other Assets	1,775,950	2,509,044
Total Assets	5,470,466	6,879,261

Deposits	2,373,303	3,809,785
Trading and Other Liabilities	1,453,964	1,414,193
Debt	1,250,954	936,073
Total Liabilities	5,078,221	6,160,051

Equity	392,245	719,210

Cash % of Assets	4%	12%
Deposits as a % of Loans	104%	146%
Debt as a % of Equity	319%	130%
Trading Assets % of Assets	22%	14%

The BeeHive Fund

Throughout this bull market, we have avoided the siren song of asset class diversification. Making an active decision to concentrate the Fund’s portfolio almost exclusively on large U.S. equities and cash has been a significant benefit, especially in 2018. As we noted earlier, international markets, both developed and emerging, have lagged the U.S. by more than 10% during 2018. Since 2009, they have provided less than half the return. Advocates for global equity diversification promised a reduction of risk but delivered only a reduction of returns. We believe that one should venture abroad only in search of superior returns, not in response to an academic theory on reducing volatility. During the first quarter of 2018, your Fund’s non-U.S. stocks did just that, with Royal Dutch Petroleum, Nestle and Naspers outperforming the S&P 500.

The Fund has benefitted somewhat from a greater-than-usual level of cash. Although the Fund underperformed the S&P 500, it was roughly in line with the average stock in the U.S.2 Because the Fund’s portfolio is reasonably concentrated, we can attribute relative performance to both stocks we own and those we do not.

Though healthcare technology has been a bright spot, the Fund’s investments in pharmaceutical producers have been disappointing. Allergan, Gilead and Celgene are stable businesses with significantly above-average returns on capital and trade at meaningful discount to the market as a whole. Usually, stocks with these characteristics are defensive during a market decline. Not so in 2018, especially during the fourth quarter. However, we are not alone in finding value in this segment.

There was a similar narrative in the financial sector. The BeeHive Fund’s cheapest holdings (those that trade at a discount to tangible book value) meaningfully underperformed both market and sector, especially in the fourth quarter. Those that trade at a premium, performed better. Not what we would expect in times of stress.

[2]	Russell 1000 Equal Weighted Index

2

THE BEEHIVE FUND

A MESSAGE TO OUR SHAREHOLDERS (Unaudited)

DECEMBER 31, 2018

It also bears noting that Apple, one of the Fund’s more profitable long-term holdings, performed very poorly in the fourth quarter on the heels of disappointing sales of its latest generation of iPhones. After the New Year, the company announced that sales in emerging markets, particularly China, continue to be softer than expected. However, the installed base of phones hit an all-time high and non-iPhone revenue continues to grow at close to a 20% annual rate. We feel that these are healthy indicators for future growth.

We have and will continue to be bystanders to the fad of momentum investing (buying last year’s best performers on the theory that they will continue to find favor in the market). According to a recent study, “quantitative hedge funds, or those that rely on computer models rather than research and intuition, account for 28.7% of trading in the stock market…a share that’s more than doubled since 2013. They now trade more than retail investors, and everyone else.”3 Momentum is a primary tool of quantitative investors, and they are pushing yesterday’s winners to valuations we find unappealing and unsustainable. We prefer to hunt for bargains.

Looking Forward

As noted earlier, in our opinion, the U.S. economy shows signs of at least a marginal slow down; however, the rest of the world looks worse. Despite extraordinary monetary stimulus, neither Europe nor Japan have managed to escape their malaise. We believe China, always a wild card because of the opaque nature of its economic reporting, has the most at stake in an environment of escalating tariffs. It is possible that an easier than expected Brexit, a constructive trade agreement between the U.S. and China and/or a more stable and predictable U.S. policy will provide an upside surprise. However, we think the more likely outcome is reduced global growth.

That 2019 would be a challenge for the economy was not our base case at the beginning of 2018, but the Fund’s moves during the year reflected the growing possibility. In addition to maintaining an elevated cash balance, we trimmed your position in Aptiv and exited positions in UPS and Adient, all three relatively sensitive to economic activity. We also added positions in Mondelez (the maker of Oreo cookies among other snack foods) and Crown Holdings (a food and beverage can maker) partially due to the stability of their core businesses. Lastly, we initiated a positon in General Motors, a cyclical business but one where we deemed that the shares already discounted the possibility of a near-term severe recession.

We think we may be on the cusp of an important shift in market dynamics. If we are right on our call that 2019 will be characterized by slow growth or even a mild recession, we believe that currently cheap stocks will handily outperform the market for two powerful reasons: 1) the next recession will prove that fears of another financial crisis are vastly exaggerated, and 2) a more difficult economic condition will highlight the significant operational improvements many cyclical companies have made. Certain businesses that have historically hemorrhaged cash during a slowdown appear to be positioned to remain profitable throughout the cycle. When this becomes apparent to other investors, we strongly believe valuations will rise.

With almost half of the companies held by the Fund trading at single digit price-to-earnings multiples on our estimates of 2019 earnings, we believe that your portfolio is extremely well-positioned to withstand and potentially profit from a more challenging environment.

Regards,

Spears Abacus

[3]	Zuckerman, Levy, Timiraos and Bannerji. “Behind the Market Swoon: The Herdlike Behavior of Computerized Trading,” The Wall Street Journal, December 25, 2018.

3

THE BEEHIVE FUND

PERFORMANCE CHART AND ANALYSIS (Unaudited)

DECEMBER 31, 2018

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in The BeeHive Fund (the “Fund”) compared with the performance of the benchmark, S&P 500 Index (the "S&P 500"), since inception. The S&P 500 is a broad-based measurement of the U.S. stock market based on the performance of 500 widely held large capitalization common stocks. The total return of the S&P 500 includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed, while the S&P 500 is unmanaged and is not available for investment.

Comparison of Change in Value of a $10,000 Investment

in The BeeHive Fund vs. S&P 500 Index

Average Annual Total Returns Periods Ended December 31, 2018	One Year	Five Year	Ten Year
The BeeHive Fund	-10.98%	2.21%	9.39%
S&P 500® Index	-4.38%	8.49%	13.12%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 1.00%. However, the Fund’s advisor has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) to 0.99%, through April 30, 2019 (the “Expense Cap”). The Expense Cap may be raised or eliminated only with the consent of the Board of Trustees. The advisor may be reimbursed by the Fund for fees waived and expenses reimbursed by the advisor pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap and (ii) the expense cap in place at the time the fees/expenses were waived/ reimbursed. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (866) 684-4915.

4

THE BEEHIVE FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2018

Shares	Security Description	Value
Common Stock - 94.6%
Consumer Discretionary - 9.4%
43,060	Aptiv PLC	$2,651,204
98,520	Comcast Corp., Class A	3,354,606
21,616	Delphi Technologies PLC	309,541
62,110	General Motors Co.	2,077,580
13,930	Whirlpool Corp.	1,488,699
		9,881,630
Consumer Staples - 6.9%
81,940	Mondelez International, Inc., Class A	3,280,058
49,750	Nestle SA, ADR	4,027,760
		7,307,818
Energy - 4.3%
59,400	Royal Dutch Shell PLC, ADR, Class B	3,560,436
26,110	Schlumberger, Ltd.	942,049
		4,502,485
Financials - 20.2%
105,250	American International Group, Inc.	4,147,902
36,970	Chubb, Ltd.	4,775,785
86,730	CIT Group, Inc.	3,319,157
52,437	Citigroup, Inc.	2,729,870
31,610	JPMorgan Chase & Co.	3,085,768
78,694	MetLife, Inc.	3,231,176
		21,289,658
Health Care - 14.5%
21,720	Allergan PLC	2,903,095
40,340	Celgene Corp. (a)	2,585,391
54,615	Gilead Sciences, Inc.	3,416,168
28,285	Thermo Fisher Scientific, Inc.	6,329,900
		15,234,554
Industrials - 10.0%
70,470	BrightView Holdings, Inc. (a)	719,499
58,130	Danaher Corp.	5,994,365
76,820	Delta Air Lines, Inc.	3,833,318
		10,547,182
Materials - 6.2%
90,840	Ball Corp.	4,176,823
57,510	Crown Holdings, Inc. (a)	2,390,691
		6,567,514
Software & Services - 18.9%
3,082	Alphabet, Inc., Class A (a)	3,220,567
2,251	Alphabet, Inc., Class C (a)	2,331,158
74,230	Microsoft Corp.	7,539,541
54,360	Naspers, Ltd., ADR, Class N	2,155,646
104,780	Oracle Corp.	4,730,817
		19,977,729
Technology Hardware & Equipment - 4.2%
28,070	Apple, Inc.	4,427,762
Total Common Stock (Cost $68,949,844)		99,736,332
Money Market Fund - 4.9%
5,153,267	Goldman Sachs Financial Square Treasury Instruments Fund, Institutional Shares, 2.22% (b)
	(Cost $5,153,267)	5,153,267
Investments, at value - 99.5% (Cost $74,103,111)		$104,889,599
Other Assets & Liabilities, Net - 0.5%		516,135
Net Assets - 100.0%		$105,405,734

ADR American Depositary Receipt

PLC Public Limited Company

(a)	Non-income producing security.
(b)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$99,736,332
Level 2 - Other Significant Observable Inputs	5,153,267
Level 3 - Significant Unobservable Inputs	–
Total	$104,889,599

The Level 1 value displayed in this table is Common Stock. The Level 2 value displayed in this table is a Money Market Fund. Refer to this Schedule of Investments for a further breakout of each security by industry.

PORTFOLIO HOLDINGS (Unaudited)
% of Total Investments
Consumer Discretionary	9.4%
Consumer Staples	7.0%
Energy	4.3%
Financials	20.3%
Health Care	14.5%
Industrials	10.1%
Materials	6.3%
Software & Services	19.0%
Technology Hardware & Equipment	4.2%
Money Market Fund	4.9%
100.0%

See Notes to Financial Statements.

5

THE BEEHIVE FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2018

ASSETS
Investments, at value (Cost $74,103,111)	$104,889,599
Cash	2,484
Receivables:
Investment securities sold	730,322
Dividends	107,842
Prepaid expenses	3,496
Total Assets	105,733,743

LIABILITIES
Payables:
Investment securities purchased	195,655
Distributions payable	27,427
Accrued Liabilities:
Investment Advisor fees	63,848
Fund services fees	14,540
Other expenses	26,539
Total Liabilities	328,009

NET ASSETS	$105,405,734

COMPONENTS OF NET ASSETS
Paid-in capital	$74,158,041
Distributable earnings	31,247,693
NET ASSETS	$105,405,734
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	8,047,934
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$13.10

See Notes to Financial Statements.

6

THE BEEHIVE FUND

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2018

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $44,237)	$2,240,169
Total Investment Income	2,240,169

EXPENSES
Investment advisor fees	919,482
Fund services fees	186,829
Custodian fees	13,260
Registration fees	7,600
Professional fees	47,737
Trustees’ fees and expenses	6,929
Other expenses	30,915
Total Expenses	1,212,752
Fees waived and expenses reimbursed	(1,853)
Net Expenses	1,210,899

NET INVESTMENT INCOME	1,029,270

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	4,126,819
Net change in unrealized appreciation (depreciation) on investments	(18,107,908)
NET REALIZED AND UNREALIZED LOSS	(13,981,089)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(12,951,819)

See Notes to Financial Statements.

7

THE BEEHIVE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Years Ended December 31,
	2018	2017
OPERATIONS
Net investment income	$1,029,270	$816,268
Net realized gain	4,126,819	3,264,000
Net change in unrealized appreciation (depreciation)	(18,107,908)	9,034,681
Increase (Decrease) in Net Assets Resulting from Operations	(12,951,819)	13,114,949

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid	(3,665,453)	(5,077,831	)*

CAPITAL SHARE TRANSACTIONS
Sale of shares	3,266,141	9,939,469
Reinvestment of distributions	3,568,202	4,933,482
Redemption of shares	(15,686,872)	(9,883,267)
Increase (Decrease) in Net Assets from Capital Share Transactions	(8,852,529)	4,989,684
Increase (Decrease) in Net Assets	(25,469,801)	13,026,802

NET ASSETS
Beginning of Year	130,875,535	117,848,733
End of Year	$105,405,734	$130,875,535	**
SHARE TRANSACTIONS
Sale of shares	208,651	680,249
Reinvestment of distributions	264,554	320,916
Redemption of shares	(1,020,150)	(667,846)
Increase (Decrease) in Shares	(546,945)	333,319

*	Distributions were the result of net investment income and net realized gain of $794,709 and $4,283,122, respectively, at December 31, 2017.
**	Includes undistributed net investment income of $73 at December 31, 2017. The requirement to disclose the corresponding amount as of December 31, 2018 was eliminated.

See Notes to Financial Statements.

8

THE BEEHIVE FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.

	For the Years Ended December 31,
	2018		2017		2016		2015		2014
NET ASSET VALUE, Beginning of Year	$15.23		$14.26		$13.64		$14.13		$13.75
INVESTMENT OPERATIONS
Net investment income (a)	0.13		0.10		0.13		0.08		0.07
Net realized and unrealized gain (loss)	(1.79)		1.48		0.70		(0.28)		1.00
Total from Investment Operations	(1.66)		1.58		0.83		(0.20)		1.07

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.13)		(0.09)		(0.13)		(0.08)		(0.07)
Net realized gain	(0.34)		(0.52)		(0.08)		(0.21)		(0.62)
Total Distributions to Shareholders	(0.47)		(0.61)		(0.21)		(0.29)		(0.69)

NET ASSET VALUE, End of Year	$13.10		$15.23		$14.26		$13.64		$14.13
TOTAL RETURN	(10.98)%		11.07%		6.11%		(1.42)%		7.87%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000s omitted)	$105,406		$130,876		$117,849		$113,313		$117,051
Ratios to Average Net Assets:
Net investment income	0.84%		0.64%		0.99%		0.57%		0.50%
Net expenses	0.99%		0.99	%(b)	0.99%		0.99	%(b)	0.99	%(b)
Gross expenses	0.99	%(c)	0.99%		1.00	%(c)	0.98%		0.98%
PORTFOLIO TURNOVER RATE	10%		14%		15%		17%		25%

(a)	Calculated based on average shares outstanding during each year.
(b)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
(c)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

9

THE BEEHIVE FUND

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

Note 1. Organization

The BeeHive Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on September 2, 2008. The Fund seeks capital appreciation.

Note 2. Summary of Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.” These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Shares of non-exchange traded open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are not readily available or (2) the Advisor, as defined in Note 3, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the Advisor to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Advisor inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical assets and liabilities.

Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities’ respective local market closes and the close of the U.S. market.

10

THE BEEHIVE FUND

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The aggregate value by input level, as of December 31, 2018, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – The Fund declares any dividends from net investment income and pays them annually. Any net capital gains realized by the Fund are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of December 31, 2018, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. The Fund has determined that none of these arrangements requires disclosure on the Fund’s balance sheet.

Note 3. Fees and Expenses

Investment Advisor – Spears Abacus Advisors LLC (the “Advisor”) is the investment advisor to the Fund. Pursuant to an investment advisory agreement, the Advisor receives an advisory fee, payable monthly, from the Fund at an annual rate of 0.75% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Advisor or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates. The Fund has adopted a distribution plan in accordance with Rule 12b-1 of the Act. The Fund may pay the Distributor and/or any other entity as authorized by the Board a fee up to 0.25% of the Fund’s average daily net assets. The Fund has suspended payments under its Rule 12b-1 plan until further notice and has not paid any distribution fees to date. The Fund may remove the suspension and make payments under the Rule 12b-1 plan at any time, subject to Board approval.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. The fees related to these services are included in Fund services fees within the Statement of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer,

11

THE BEEHIVE FUND

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – Each Independent Trustee’s annual retainer is $31,000 ($41,000 for the Chairman), and the Audit Committee Chairman receives an additional $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his or her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Expense Reimbursement and Fees Waived

The Advisor has contractually agreed to waive its fee and/or reimburse Fund expenses to limit total annual Fund operating expenses after fee waiver and/or expense reimbursement (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) to 0.99% through April 30, 2019.

The Advisor may be reimbursed by the Fund for fees waived and expenses reimbursed pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the total annual Fund operating expenses after fee waiver and/or expense reimbursement (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) of the Fund to exceed the lesser of (i) the then-current expense cap and (ii) the expense cap in place at the time the fees/ expenses were waived/reimbursed. As of December 31, 2018, $4,987 is subject to recapture by the Advisor.

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended December 31, 2018, totaled $11,359,671 and $19,936,934, respectively.

Note 6. Federal Income Tax

As of December 31, 2018, cost for federal income tax purpose is $74,135,047 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$36,915,197
Gross Unrealized Depreciation	(6,160,645)
Net Unrealized Appreciation	$30,754,552

Distributions paid during the fiscal years ended as noted were characterized for tax purposes as follows:

	2018	2017
Ordinary Income	$1,050,741	$805,969
Long-Term Capital Gain	2,614,712	4,271,862
	$3,665,453	$5,077,831

As of December 31, 2018, distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$97
Undistributed Long-Term Gain	493,044
Unrealized Appreciation	30,754,552
Total	$31,247,693

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

12

THE BEEHIVE FUND

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

Note 7. Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2018-13 “Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which includes amendments intended to improve the effectiveness of disclosures in the notes to financial statements. For example, ASU 2018-13 includes additional disclosures regarding the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements, and clarifications to the narrative description of measurement uncertainty disclosures. ASU 2018-13 is effective for interim and annual periods beginning after December 15, 2019. Early adoption is permitted and the Fund has adopted ASU 2018-13 within these financial statements.

In September 2018, the Securities and Exchange Commission released Final Rule 33-10532 captioned “Disclosure Update and Simplification,” which includes: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These changes were effective November 5, 2018. These amendments are reflected in the Fund’s financial statements for the year ended December 31, 2018.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds
and the Shareholders of The BeeHive Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The BeeHive Fund, a series of shares of beneficial interest in Forum Funds (the “Fund”), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one of more of the Funds in the Forum Funds since 2008.

Philadelphia, Pennsylvania
February 22, 2019

14

THE BEEHIVE FUND

ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2018

Investment Advisory Agreement Approval

At the September 14, 2018 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Advisor and the Trust pertaining to the Fund (the “Advisory Agreement”). In preparation for its deliberations, the Board requested and reviewed written responses from the Advisor to a due diligence questionnaire circulated on the Board’s behalf concerning the Advisor’s personnel, operations, financial condition, performance, and services provided by the Advisor. The Board also discussed the materials with Fund counsel and, as necessary, with the Trust’s administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from the Advisor, and was assisted by the advice of Trustee counsel.

At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services provided to the Fund by the Advisor, including information on the investment performance of the Fund and the Advisor; (2) the costs of the services provided and profitability to the Advisor of its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee enables the Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by the Advisor from its relationship with the Fund.

Nature, Extent and Quality of Services

Based on written materials received, a presentation from senior representatives of the Advisor and a discussion with the Advisor about the Advisor’s personnel, operations and financial condition, the Board considered the quality of services provided by the Advisor under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio manager and other personnel at the Advisor with principal responsibility for the Fund, as well as the investment philosophy and decision-making process of those professionals and the capability and integrity of the Advisor’s senior management and staff.

The Board considered also the adequacy of the Advisor’s resources. The Board noted the Advisor’s representation that the firm is in stable financial condition and that the Advisor has the operational capability and the necessary staffing and experience to continue providing high-quality investment advisory services to the Fund for the foreseeable future. Based on the presentation and the materials provided by the Advisor in connection with the Board’s consideration of the renewal of the Advisory Agreement, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Performance

In connection with a presentation by the Advisor regarding its approach to managing the Fund, the Board reviewed the performance of the Fund compared to its benchmark index. The Board observed that the Fund underperformed the S&P 500 Index, the primary benchmark for the Fund, for the one-, three- and five-year periods ended June 30, 2018, and for the period since the Fund’s inception on September 2, 2008. The Board also considered the Fund’s performance relative to an independent peer group of funds identified by Broadridge Financial Solutions, Inc. (“Broadridge”) as having characteristics similar to the Fund, noting that, based on the information provided by Broadridge, the Fund underperformed the median of the Broadridge peer group for the one-, three-, and five-year periods ended June 30, 2018.

The Board noted the Advisor’s representation that the Fund’s underperformance relative to its Broadridge peer group and benchmark index could be attributed, in part, to the Fund’s underweight exposure to certain market sectors that outperformed generally during the period, as well as relatively high cash positions, which caused a drag on performance. The Board also noted the Advisor’s representation that the Fund’s relative underperformance during the past year, which the Advisor attributed, at least in part, to poor stock selection, had disproportionately impacted the Fund’s longer-term performance. The Board also noted the Advisor’s representation that the Fund’s portfolio is designed to benefit from compounding over the long term in order to contribute to investors’ wealth. In this regard, the Board noted the Advisor’s representation that the portfolio, which has been the subject of continual reassessment, is comprised of long-term investments that had outperformed during prior periods and for which the Advisor continues to have conviction, and that the Fund remains well-positioned to generate positive performance going forward. Based on

15

THE BEEHIVE FUND

ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2018

the foregoing and other applicable considerations, the Board determined that the Fund’s performance was reasonable and that the Fund and its shareholders could benefit from the Advisor’s continued management of the Fund.

Compensation

The Board evaluated the Advisor’s compensation for providing advisory services to the Fund and analyzed comparative information on actual advisory fee rates and actual total expenses of the Fund’s Broadridge peer group. The Board observed that the Advisor’s actual advisory fee rate and the actual total expense ratio for the Fund were each higher than the median of its Broadridge peers. The Board noted the Advisor’s belief that the Advisor provided a high level of client service to the Fund’s shareholders that the Advisor believes is unique among its Broadridge peers. In addition, the Board noted that the Advisor did not believe the Broadridge peers were the most appropriate comparison for the fund in terms of fees and expenses because some of the Broadridge peers are part of a significantly larger and more diversified family of funds, which may spread fund-specific expenses across a significantly larger asset base. Based on the foregoing and other applicable considerations, the Board concluded that the Advisor’s advisory fee rate charged to the Fund was reasonable in light of the services rendered to the Fund.

Cost of Services and Profitability

The Board considered information provided by the Advisor regarding the costs of services and its profitability with respect to the Fund. In this regard, the Board considered the Advisor’s resources devoted to the Fund, as well as the Advisor’s discussion of the aggregate costs and profitability of its mutual fund activities. The Board noted the Advisor’s representation that, although the Advisor does not maintain a separate profit and loss analysis specific to the Fund or allocate proportional expenses to the Fund, the Advisor believes that the Fund produces a lower profit margin than the Advisor’s overall advisory business due to the larger allocation of time and expense required by the administrative and compliance efforts necessary to manage the Fund compared to the Advisor’s other investment management offerings. The Board also noted that the Advisor had in place a contractual expense waiver to ensure that the expense ratio for the Fund remained at reasonable levels, resulting in the Advisor’s partial subsidization of Fund expenses. Based on these and other applicable considerations, the Board concluded that the Advisor’s profits attributable to management of the Fund were reasonable in the context of all factors considered.

Economies of Scale

The Board evaluated whether the Fund would benefit from any economies of scale. In this respect, the Board noted the Advisor’s representation that the Advisor may consider breakpoints in the future if assets increased significantly, but in view of the current level of assets of the Fund, did not believe that breakpoints would be appropriate at this time. Based on the foregoing and other applicable considerations, the Board concluded that economies of scale were not a material factor to consider in approving the continuation of the Advisory Agreement.

Other Benefits

The Board noted the Advisor’s representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Fund. Based on the foregoing representation, the Board concluded that other benefits received by the Advisor from its relationship with the Fund were not a material factor to consider in approving the continuation of the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.

16

THE BEEHIVE FUND

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2018

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (866) 684-4915 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 684-4915 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 through December 31, 2018.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000.00	$919.76	$4.79	0.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$5.04	0.99%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Fiscal Year

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 100.00% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 100.00% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Code.

17

THE BEEHIVE FUND

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2018

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (866) 684-4915.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Independent Trustees
David Tucker Born: 1958	Trustee; Chairman of the Board	Since 2011 and Chairman since 2018	Director, Blue Sky Experience (a charitable endeavor) since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm) 1998-2008.	1	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Mark D. Moyer Born: 1959	Trustee	Since 2018	Chief Financial Officer, Freedom House (a NGO advocating political freedom and democracy) since 2017; independent consultant providing interim CFO services, principally to non-profit organizations, 2011-2017; Chief Financial Officer, Institute of International Education (a NGO administering international educational exchange programs), 2008-2011; Chief Financial Officer and Chief Restructuring Officer, Ziff Davis Media Inc. (an integrated media company), 2005-2008; Adjunct Professor of Accounting, Fairfield University from 2009-2012.	1	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Jennifer Brown- Strabley Born: 1964	Trustee	Since 2018	Principal, Portland Global Advisors (a registered investment adviser), 1996-2010.	1	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Interested Trustees
Stacey E. Hong(1) Born: 1966	Trustee	Since 2018	President, Atlantic since 2008.	1	Trustee, Forum Funds II and U.S. Global Investors Funds
Jessica Chase(1) Born: 1970	Trustee	Since 2018	Senior Vice President, Atlantic since 2008.	1	None

(1)	Stacey E. Hong is currently treated as an interested person of the Trust, as defined in the 1940 Act, due to his affiliation with Atlantic. Jessica Chase is currently treated as an interested person of the Trust, as defined in the 1940 Act, due to her affiliation with Atlantic and her role as President of the Trust.

18

THE BEEHIVE FUND

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2018

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.
Zachary Tackett Born: 1988	Vice President; Secretary and Anti-Money Laundering Compliance Officer	Since 2014	Counsel, Atlantic since 2014.
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008–2013.
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008–2013.
Carlyn Edgar Born: 1963	Vice President	Since 2008	Senior Vice President, Atlantic since 2008; Chief Compliance Officer, 2008-2016.
Dennis Mason Born: 1967	Chief Compliance Officer	Since 2016	Fund Compliance Officer, Atlantic since 2013; Senior Specialist, Atlantic, 2011-2013; Senior Analyst, Atlantic, 2008-2011.

19

THE BEEHIVE FUND

P.O Box 588

Portland, Maine 04112

(866) 684-4915 (toll free)

The report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

Distributor

Foreside Fund Services, LLC

Three Canal Plaza

Suite 100

Portland, Maine 04101

www.foreside.com

237-ANR-1218

ITEM 2. CODE OF ETHICS.
(a)
As of the end of the period covered by this report, Forum Funds (the “Registrant”) has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer (the “Code of Ethics”).

(c)	There have been no amendments to the Registrant’s Code of Ethics during the period covered by this report.

(d)	There have been no waivers to the Registrant’s Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f) (1)  A copy of the Code of Ethics is being filed under Item 12(a) hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that no member of the Audit Committee is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $44,900 in 2017 and $44,900  in 2018.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2017 and $0 in 2018.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $9,000 in 2017 and $9,000  in 2018. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2017 and $0 in 2018.

(e) (1) The Audit Committee reviews and approves in advance all audit and “permissible non-audit services” (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a “Series”). In addition, the Audit Committee reviews and approves in advance all “permissible non-audit services” to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant (“Affiliate”), by the Series’ principal accountant if the engagement relates directly to the operations and financial reporting of the Series. The Audit Committee considers whether fees paid by a Series’ investment adviser or an Affiliate to the Series’ principal accountant for audit and permissible non-audit services are consistent with the principal accountant’s independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $0 in 2017 and $0 in 2018. There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant’s investment adviser or any Affiliate.

(h) During the Reporting Period, the Registrant's principal accountant provided no non-audit services to the investment advisers or any entity controlling, controlled by or under common control with the investment advisers to the series of the Registrant to which this report relates.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.
 (b) There were no changes in the Registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.

ITEM 13. EXHIBITS.

(a)(1)  Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds

By:	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date:	March 1, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date:	March 1, 2019

By:	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date:	March 1, 2019